                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               OPTIMUM FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1. Title of each class of securities to which transaction applies:
      2. Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4. Proposed maximum aggregate value of transaction:
      5. Total fee paid:
[ ]   Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1) Amount Previously Paid:

         ____________________________________________________________

         2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________

         3) Filing Party:

         ____________________________________________________________

         4) Date Filed:

         ____________________________________________________________

                               OPTIMUM FUND TRUST



                          Optimum Small Cap Growth Fund



                        IMPORTANT SHAREHOLDER INFORMATION



These materials are for a special meeting of shareholders scheduled for March 23, 2004 at 11:00 a.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 2 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT, SIGN, AND DATE THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

YOU MAY ALSO VOTE QUICKLY AND EASILY BY TELEPHONE. SIMPLY CALL 1-800-690-6903, ENTER THE CONTROL NUMBER LOCATED ON THE BACK OF YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS TO HAVE YOUR VOTE RECORDED.

                               OPTIMUM FUND TRUST


A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed is a Notice of Special Meeting of Shareholders (the "Special Meeting") of Optimum Small Cap Growth Fund (the "Fund") a series of Optimum Fund Trust (the "Trust"). The Special Meeting will be held March 23, 2004 at 11:00 a.m., Eastern time, at 2001 Commerce Square, 2nd Floor Auditorium, Philadelphia, PA 19103. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Fund.

The Board of Trustees of the Trust recommends that shareholders cast their votes in favor of approving:

         1. A new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust ("Delaware"), and Oberweis Asset Management, Inc. ("Oberweis") whereby Oberweis would have co-management responsibility for providing investment advisory services to the Fund.

         2. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Proxy Statement includes a question and answer format designed to provide you with a simpler, more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Fund, we hope that this Q&A format will be helpful to you.

         Please take the time to review this entire document and vote now! Whether or not you plan to attend the Special Meeting, please vote your shares by mail or by telephone. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

Thank you for your prompt attention and participation.

                                               Sincerely,


                                               Jude T. Driscoll

                                               President

                               OPTIMUM FUND TRUST


                          Optimum Small Cap Growth Fund



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 23, 2004


NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Optimum Small Cap Growth Fund (the "Fund"), a series of Optimum Fund Trust, will be held at 2001 Commerce Square, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on March 23, 2004 at 11:00 a.m., Eastern time, to vote on the agenda items listed below. If approved by shareholders, these changes will take effect on or about April 1, 2004. Shareholders will be notified if any of these changes are not approved.

         1. To approve a new Sub-Advisory Agreement between the Delaware Management Company, a series of Delaware Management Business Trust, ("Delaware") and Oberweis Asset Management, Inc. ("Oberweis"), whereby Oberweis would have co-management responsibility for providing investment advisory services to the Fund.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees has fixed January 30, 2004 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                            By Order of the Board of Trustees,


                                            Richelle S. Maestro

                                            Secretary

February 26, 2004

--------------------------------------------------------------------------------

                PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
                     PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU MAY ALSO VOTE QUICKLY AND EASILY BY TELEPHONE. SIMPLY CALL 1-800-690-6903, ENTER THE CONTROL NUMBER LOCATED ON THE BACK OF YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS TO HAVE YOUR VOTE RECORDED.

  You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Special Meeting, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

Questions and Answers About the Special Meeting and the Proxy Statement....



Proposal 1: Approval of the Proposed Sub-Advisory Agreement with Oberweis..



Other Matters..............................................................



Voting Information.........................................................



Exhibit A:  Form of Sub-Advisory Agreement between Delaware Management
            Company and Oberweis Asset Management, Inc. ...................  A-1

                               OPTIMUM FUND TRUST



                          Optimum Small Cap Growth Fund



                               2005 Market Street

                             Philadelphia, PA 19103



                                 PROXY STATEMENT



                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                               AND PROXY STATEMENT


INFORMATION ABOUT VOTING

Q.       Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Optimum Fund Trust (the "Trust"), in connection with the special meeting of shareholders of the Optimum Small Cap Growth Fund (the "Fund") to be held at 11:00 a.m., Eastern time, on March 23, 2004 (the "Special Meeting") at 2001 Commerce Square, 2nd Floor Auditorium, Philadelphia, PA 19103, is requesting your vote on several matters. It is expected that the notice of the Special Meeting, the proxy card, and this Proxy Statement will be first mailed to shareholders of record on or about February 26, 2004.

Q.       Who is eligible to vote?

A. Shareholders of record of the Fund at the close of business on January 30, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.       What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposals affecting the Fund:

         1. To approve or disapprove a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust ("Delaware" or the "Manager") and Oberweis Asset Management, Inc. ("Oberweis"), whereby Oberweis would have co-management responsibility for providing investment advisory services to the Fund.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         On December 18, 2003, the Board of Trustees approved Oberweis as an additional sub-adviser for the Optimum Small Cap Growth Fund, subject to receiving shareholder approval. Delaware and Columbia Wanger Asset Management, L.P. ("Columbia") currently serve and will continue to serve as adviser and sub-adviser, respectively. If approved by shareholders, Oberweis will begin sub-advising its portion of the Fund's assets on or about April 1, 2004.

Q.       How do the Trustees recommend that I vote on these proposals?

A.       The Trustees recommend that shareholders vote FOR each proposal.

Q.       Who is Oberweis?

A. Oberweis is an investment adviser that is registered with the SEC. Oberweis currently acts as a sub-adviser to other investment companies that have investment objectives and policies similar to those of the Fund.

Q. How will shareholders of the Fund benefit from the approval of the proposed Sub-adviser?

A. Based on a number of factors considered in the selection process Delaware believes that Oberweis will be a beneficial co-manager for the Fund. As described in greater detail below, in conjunction with its Investment Consultant, Linsco Private Ledger, Inc. ("LPL"), Delaware reviewed and analyzed potential co-managers for the Fund based on among other factors, return in both up and down markets, standard deviation, investment style, industry exposures, market capitalization, and tracking error versus the benchmark and how well their investment style complemented the current sub-advisor. Based on these criteria, as well as a number of other factors, Delaware recommended to the Board, and the Board approved, the selection of Oberweis.

Q.       Who is paying for expenses related to the Special Meeting?

A. The Fund will bear the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and the Special Meeting. The Fund is still relatively small, having only commenced operations in August 2003, and the seed capital invested by Delaware and its affiliates (as described more fully later) should assist in keeping solicitation expenses lower.

Q.       When will the Proposal take effect if it is approved?

A. If approved, the Proposal will become effective on or about April 1, 2004.

Q.       How do I vote my shares?

A. You may vote your shares in person by attending the Special Meeting, by mail or by telephone. To vote by mail, fill out, sign, date and send us the enclosed proxy in the envelope provided. To vote by telephone, call 1-800-690-6903, enter the control number located on the back of your proxy card and follow the instructions to have your vote recorded.

         Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies as follows:

                 o IN FAVOR of Oberweis serving as a sub-adviser for the Fund
                   (Proposal 1)

Q.       If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.



            PROPOSAL: APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT
                        WITH OBERWEIS BY SHAREHOLDERS OF
                                    THE FUND

What changes are being proposed for the Fund?

The Fund is one of several series of the Trust. The investment affairs of the Fund, and each of the other series of the Trust, are managed by Delaware. For each series of the Trust other than the Fund, the assets are currently divided into multiple segments, each of which is managed separately by a sub-adviser using its proprietary investment strategies, subject to the supervision of Delaware and the Board. In the case of the Fund, only one sub-adviser, Columbia, was initially approved to manage the Fund's assets. The addition of Oberweis as a sub-adviser to the Fund would therefore make its portfolio management structure like that of the other series of the Trust.

At its December Board Meeting, the Board approved, upon the recommendation of Delaware, and the Trust's management, acted to approve a new sub-advisory agreement between Delaware and Oberweis ("the Proposed Sub-advisory Agreement"), the form of which is attached as Exhibit A to this Proxy Statement, appointing Oberweis as a sub-adviser for the Fund to co-manage the Fund's portfolio with Columbia.

For the reasons described in greater detail below, the Board approved the appointment of Oberweis as sub-adviser for the Fund. Oberweis has accepted the appointment, which will to become effective on or about April 1, 2004, subject to the approval of the shareholders of the Fund at the Special Meeting. Shareholders of the Fund are now being asked to approve the Proposed Sub-advisory Agreement.

As provided in the Proposed Sub-advisory Agreement, Delaware will, in its capacity as investment adviser for the Fund, determine what portion of the Fund's assets should be allocated to Oberweis. The percentage of the Fund's total assets that will be allocated to Oberweis may be modified, from time to time, at Delaware's sole discretion. As with the other series in the Trust, Delaware expects that each sub-adviser to the Fund will manage approximately one-half of the Fund's assets.

What did the Board consider and review in determining to recommend Oberweis as a sub-adviser?

The choice of Oberweis followed an extensive search and rigorous screening process. Each manager that passed the initial screening was further reviewed to assess that manager's investment philosophy and process, the qualifications and suitability of the people making those decisions, the organizational structure of the manager, including the resources dedicated to the management of portfolios with a similar mandate, how well their investment style complemented the current sub-advisor and the characteristics and performance record of portfolios with a similar mandate.

After identifying a relatively small number of candidates that satisfied the initial criteria, further screening based on specific investment criteria was conducted. In making its final decision, Delaware also conducted exhaustive due diligence to ensure that the successful candidates were financially sound and otherwise stable, had capable and experienced employees in key positions and had good regulatory and financial controls. As a result of this selection process, Delaware identified Oberweis as its first choice for co-manager.

At its December Board Meeting, the Trustees met and conferred with representatives of Delaware and LPL, an investment consultant, to consider the proposal by Delaware and its effects on the Fund. The Board had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Sub-advisory Agreement.

In evaluating the Proposed Sub-Advisory Agreement, the Board reviewed materials furnished by Oberweis, Delaware and the Trust's counsel. The Board reviewed information about Oberweis, including its personnel, operations, and financial condition.

The Board specifically considered the following factors as relevant to its recommendations to approve Oberweis as a sub-adviser for the Fund: (1) Oberweis will co-manage approximately one-half of Fund's investment portfolio; (2) the favorable history, qualifications and background of Oberweis and its personnel;
(3) the comparative performance information of Oberweis with regard to managing mutual funds and investment portfolios similar to the Fund; (4) Delaware's due diligence review of Oberweis and recommendation to engage Oberweis as a sub-adviser of the Fund; (5) Delaware's services to the Fund; and (6) the compatibility of Oberweis's investment philosophy and methodology with Columbia's investment philosophy and methodology. As part of the due diligence process, the results of which were shared with the Board, Delaware reviewed Oberweis' investment personnel and corporate structure, code of ethics, brokerage practices and policies regarding use of brokerage commissions, proxy voting, and disaster recovery.

Delaware, in conjunction with the investment consultant, reviewed with the Board the top nine managers that passed the initial screening process. The Board reviewed the statistical information as to the investment fit, the performance and other analytical data that indicated that Oberweis was among the two best statistical fit for the Fund. Over the period analyzed Oberweis' performance in upward markets was the second best among the top managers and the number of times it beat the market average (as represented by the Russell 2000 Growth Index for this Fund) was tied for second best among the top managers. Finally, the Board also reviewed information regarding an analysis of past Fund performance as compared to the Russell 2000 Growth Index with different pairings of managers in conjunction with varying mixes of allocation of assets to each manager. It was determined that based on Oberweis' excellent statistical fit and the results of the due diligence that Oberweis was the appropriate second sub-adviser to recommend for the Fund.

After due consideration, the Board, including a majority of the disinterested Trustees (the "Independent Trustees"), approved the appointment of Oberweis as a proposed sub-adviser for the Fund to manage approximately one-half of the Fund's portfolio, subject to the approval of the Fund's shareholders at the Special Meeting.

What should I know about Oberweis?

Oberweis Asset Management, Inc. was founded in September, 1989 and was registered with the SEC in January, 1990. Oberweis has one office located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. Oberweis' entire investment and professional staff are located at this address.

Set forth below is a listing of the principal executive officer and each director or general partner of Oberweis. The positions of the principal executive officer and each director or general partner with Oberweis constitute their principal occupations.

       Name                                      Title/Position
       ----                                      --------------

James W. Oberweis                        President/Portfolio Manager

Martin Yokosawa                          Senior Vice President/Portfolio
                                         Manager

James D. Oberweis                        Chairman/Research Emeritus

Patrick B. Joyce                         Executive Vice President

Brian K. Lee                             Director of Marketing & Client
                                         Services

David I. Covas                           Analyst

If approved by the shareholders, approximately one-half of the Fund's portfolio will be managed by Oberweis's team of portfolio managers who are supported by specialized fundamental, quantitative and technical analysts.

Oberweis currently manages the assets of two other investment companies that have an investment objective similar to that of the Fund.

                                                 Net Assets Managed
                                                 by Oberweis as of
               Name of Fund                      September 30, 2003   Annual Advisory Fee
               ------------                      ------------------   -------------------
AIG SunAmerica Focused 2000 Growth Portfolio      $52.4 million            1.00%*
(as Sub-adviser)

Oberweis Emerging Market Growth Portfolio         $222.1 million           0.90%
(as Adviser)

*This is the annual advisory fee payable to the adviser of the fund. Oberweis is paid a portion of this fee from the adviser to the fund.

Oberweis is not affiliated with Delaware. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Oberweis or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or trustee of the Trust is an officer, employee, director, general partner or shareholder of Oberweis.

What are the provisions of the Proposed Sub-advisory Agreement?

The Proposed Sub-advisory Agreement for the Fund will be dated as of March 23, 2004, or a later date following approval by shareholders of the Fund. The Proposed Sub-advisory Agreements will be in effect for an initial period of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

The Proposed Sub-advisory Agreement provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Oberweis, as applicable. The Proposed Sub-advisory Agreement also may be terminated without penalty by Delaware immediately upon written notice to Oberweis, if, in the reasonable judgement of the Adviser, Oberweis becomes unable to discharge its duties and obligations under the Proposed Sub-advisory Agreement. Lastly, the Proposed Sub-advisory Agreement may be terminated by Oberweis on 60 days' written notice to Delaware. The Proposed Sub-advisory Agreement automatically terminates in the event of its assignment. The provisions of the Proposed Sub-advisory Agreement are substantially identical to those of each other sub-adviser to the other series of the Trust, including Columbia.

Will the approval of the Proposed Sub-advisory Agreement impact the Fund's current investment advisory agreement, or raise the Fund's advisory fees or other expenses?

Pursuant to an Investment Advisory Agreement dated July 17, 2003 (the "Advisory Agreement"), Delaware receives an annual advisory fee from the Fund. This fee is payable to Delaware at the annual rate of 1.10%, based on average daily net assets of the Fund. The terms of the Advisory Agreement will not be affected by this Proposal. The Fund does not bear any responsibility for the payment of sub-advisory fees and, therefore, approval of the Proposed Sub-advisory Agreement will not affect the overall investment advisory fee payable by the Fund to Delaware or otherwise result in an increase in Fund expenses. The aggregate advisory fee (as a percentage of net assets) to be paid to the sub-advisor for the Fund is 0.725%.

Why is the Proposed Sub-advisory Agreement being presented for shareholder approval?

Generally speaking, Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any sub-advisory agreement), unless the advisory arrangement has been approved by the vote of the majority of the disinterested Trustees. The Board, including a majority of the Independent Trustees, approved the sub-advisory agreement for Oberweis at its December Meeting. However, Section 15(a) of the 1940 Act also generally requires approval of a majority of the investment company's voting securities. Therefore, the proposed sub-advisory agreement with Oberweis is being presented for your approval as shareholders of the Fund.

As described in the Prospectus, the Trust has applied for an exemptive order from the SEC ("Multi-Manager Order") that would permit Delaware, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. If the Trust obtains the Multi-Manager Order, Delaware will be able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders would continue to have the right to terminate such agreements for the relevant fund at any time by a vote of a majority of outstanding voting securities of that fund.



                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                            SHAREHOLDERS OF THE FUND
                              VOTE FOR THE PROPOSAL



                                  OTHER MATTERS

Additional Considerations Reviewed by the Board

In light of the current examination by the SEC and other governmental authorities of the mutual fund industry relating to late trading, frequent trading, market timing, valuations and manager employee transactions in mutual fund shares, Delaware has inquired of Oberweis as to whether it had received requests for information arising from the examinations and the status of its response, and whether, as a result of its internal investigation necessary to respond, it had identified matters or areas of concern that might adversely affect its ability to perform the responsibilities proposed to be undertaken by it under the applicable agreement. Delaware was assured that, although their investigations were continuing and additional information and/or actions of the SEC or governmental authorities may yield a contrary result, no information which had come to light caused Oberweis concern as to their ability to perform its respective responsibilities. The Board, Delaware and Oberweis recognize that developments affecting the investment company industry have rapidly unfolded in unpredictable ways and that circumstances may arise that could adversely affect the ability of Oberweis to perform its responsibilities. If any of such circumstances arise, the Board will act in the best interests of the Fund.

                               VOTING INFORMATION

How many votes are necessary to approve the Plan?

Provided that a quorum is present, the approval of the Proposal requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. One third of the shares of the Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Special Meeting. Each shareholder will be entitled to one vote for each dollar of Net Asset Value (number of shares owned times Net Asset Value per share), and a fractional vote for each fractional dollar amount, of the Fund held on the Record Date. If sufficient votes to approve the Proposal for the Fund are not received by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Fund to permit further solicitations of proxies. The holders of a majority of shares of the Fund entitled to vote at the Special Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Special Meeting with respect to the Fund. The Special Meeting may also be adjourned by the chairperson of the Special Meeting.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Special Meeting, and will have the same effect as a vote "against" the Proposal. It is not anticipated that any broker non-votes will be received.

How many shares does Delaware own and how will it vote?
Delaware and its affiliates provided the initial investment, or "seed capital," for formation of the Trust and each of its series, including the Fund and for sufficient assets for the sub-adviser to manage effectively. The Fund has only been offering its shares to other investors since August 1, 2003, or just six months prior to the record date. As a result, the initial investment of Delaware and its affiliates still represents a significant number of shares of the Fund. As shown in the table below, Delaware and its affiliates own 488,235.294 shares or 35.34% of the Fund. This means that Delaware and its affiliates, who currently intend to vote in favor of the Proposal, have a significant influence over the vote and could, under some circumstances, control the vote.

How do I ensure my vote is accurately recorded?

You may attend the Special Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Special Meeting or adjournment of the Special Meeting. You may also call toll-free to vote by telephone.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Special Meeting and voting in person. If your shares are held through a broker-dealer and you wish to vote your shares in person at the Special Meeting, you must obtain a "legal proxy" from your broker-dealer and present it to the Inspector of Elections at the Special Meeting.

What other matters will be voted upon at the Special Meeting?

The Board of Trustees of the Trust does not intend to bring any matters before the Special Meeting other than that described in this proxy. It is not aware of any other matters to be brought before the Special Meeting by others. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only shareholders of record of the Fund at the close of business on the Record Date which is January 30, 2004, will be entitled to vote at the Special Meeting. As of the Record Date, there were 1,381,394.969 outstanding shares of the Fund.

What other solicitations will be made?

This proxy solicitation is being made by the Board of Trustees of the Trust, on behalf of the Fund, for use at the Special Meeting. The cost of this proxy solicitation will be shared as set forth above. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

Principal Holders of Shares

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund.

To the best knowledge of the Fund, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding shares of any class of the Fund. The Fund has no knowledge of beneficial ownership.

      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class               Name and Address of Account                    Share Amount           Percentage
      -----               ---------------------------                    ------------           ----------
      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class A



      ------------------- ---------------------------------------------- ---------------------- ---------------------

      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class               Name and Address of Account                    Share Amount           Percentage
      -----               ---------------------------                    ------------           ----------
      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class B
      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class C
      ------------------- ---------------------------------------------- ---------------------- ---------------------
      Class I             DMH CORP
                          ATTN JOSEPH HASTINGS
                          2005 MARKET STREET
                          PHILADELPHIA, PA 19103                              488,235.294              69.88%
      ------------------- ---------------------------------------------- ---------------------- ---------------------

Shareholder Proposals and Discretion of Persons Named in the Proxy.

The Fund is not required, and does not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the Fund's offices, c/o Delaware Investments, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103 so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                          OPTIMUM SMALL CAP GROWTH FUND



                          OPTIMUM SMALL CAP GROWTH FUND


            Proxy for Special Meeting of Shareholders--March 23, 2004



The undersigned hereby appoints Richelle S. Maestro and Brian L. Murray, Jr. and Anthony G. Ciavarelli, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the fund named above (the "Fund"), a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at Two Commerce Square, 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, March 23, 2004 at 11:00 a.m. (E.S.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.



BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please vote by checking the appropriate box below:

                                        THIS PROXY CARD IS ONLY VALID WHEN
                                        SIGNED AND DATED. TO SECURE THE LARGEST
                                        POSSIBLE REPRESENTATION AND AVOID THE
                                        ADDITIONAL EXPENSE TO THE FUND OF
                                        FURTHER SOLICITATION, PLEASE DATE AND
                                        SIGN NAME OR NAMES BELOW AS PRINTED ON
                                        THIS CARD TO AUTHORIZE THE VOTING OF
                                        YOUR SHARES AS INDICATED. WHERE SHARES
                                        ARE REGISTERED WITH JOINT OWNERS, ALL
                                        JOINT OWNERS SHOULD SIGN. PERSONS
                                        SIGNING AS EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR OTHER REPRESENTATIVE SHOULD
                                        GIVE FULL TITLE AS SUCH.
                                        Date________________________________, 2004
                                        ------------------------------------------------------------------------------

                                        ------------------------------------------------------------------------------
                                        Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)


1. To approve or disapprove a new Sub-Advisory Agreement            FOR      AGAINST       ABSTAIN
   between Delaware Management Company, a series of Delaware
   Management Business Trust ("Delaware"), and Oberweis Asset      -----       -----        -----
   Management, Inc. ("Oberweis") whereby Oberweis would have
   co-management responsibility for providing investment           -----       -----        -----
   advisory services to the Fund.

                                                                       EXHIBIT A



                             SUB-ADVISORY AGREEMENT




         AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and [SUB-ADVISER NAME] (the "Sub-Adviser").

                                   WITNESSETH:

         WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

         WHEREAS, [FUND NAME] (the "Fund") is a series of the Trust; and

         WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

         WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

         WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

         WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of each Fund listed on Schedule A attached hereto in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

     (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

         (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;
         (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable federal and state laws and regulations;
         (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus and Statement of Additional Information, as the same may be hereafter modified, amended, and/or supplemented from time to time (the "Prospectus and SAI"), and any permissible reports and materials prepared by the Fund or its agent;
         (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;
         (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities in which Fund assets may be invested, provided materials relating to such Corporate Actions have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian or otherwise known to the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;
         (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their delegate in conducting ongoing due diligence and performance monitoring; and
         (vii) except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

     (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets.

     (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time; (ii) the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; (iii) the Fund's Prospectus and SAI; (iv) the 1940 Act and the Advisers Act and the rules under each and all other federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board; and (vi) the written instructions of the Investment Manager. The Investment Manager agrees to provide the Sub-Adviser with current copies of the Trust's and the Fund's documents mentioned above and all changes made to such documents.

     (e) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust.

2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

     (b) Trustees, officers and employees of the Sub-Adviser may be Trustees, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Trustees, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

     (c) In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager, and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

            (b) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage or research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Investment Manager or the Sub-Adviser also may consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment; or
(ii) recognize broker-dealers for the sale of Fund shares.

            (c) Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act.

         4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

         5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

            (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark, derivative and/or logo.

                  (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager) or otherwise refer to the Investment Manager in any materials distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark, derivative and/or logo of the Investment Manager, the Trust and the Fund.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, the Sub-Adviser shall not be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

         (b) The Investment Manager shall indemnify the Sub-Adviser and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Trust or the Fund) (collectively, "Sub-Adviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

         (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the "SEC") or its staff. This Agreement shall continue in effect for a period of two
(2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

        (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

        (c) This Agreement may be terminated by the Investment Manager or the Trust at any time, without the payment of a penalty, on written notice to the Sub-Adviser of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty
(60) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond for a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

   (i)   is already known to the receiving party at the time it is obtained;

   (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

   (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

   (iv) is released by the protected party to a third party without restriction;

   (v) is required to be disclosed by the receiving pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted);

   (vi) is relevant to the defense of any claim or cause of action asserted against the receiving party; or

   (vii) has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

                           (a) The Sub-Adviser: (i) is registered as an
investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

                  (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

                  (c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

                  (d) The Sub-Adviser will notify the Trust and the Investment Manager of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control of the Sub-Adviser.

                  (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         11. This Agreement shall extend to and bind the successors of the parties hereto.

         12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of __________, 2003.


                                                 DELAWARE MANAGEMENT COMPANY,
                                                 a series of DELAWARE MANAGEMENT
                                                 BUSINESS TRUST


         By:___________________________________  By:____________________________
         Name:  Name:
         Title: Title:


         Attest:________________________________ Attest:________________________

         Agreed to and accepted as of the day and year first above written:

         OPTIMUM FUND TRUST
         on behalf of



         By:__________________________________


         Attest:________________________________

                                   SCHEDULE A

                                       TO

                             SUB-ADVISORY AGREEMENT

                                 ______________



                                  FEE SCHEDULE

                                 ______________





         The compensation payable to Sub-Adviser for its services to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and paid as follows:



         The total fee will be the sum of the following percentages (on an annual basis) of the total assets within the Managed Portion(s) sub-advised by Sub-Adviser:



         0.__% (__ basis points) of the first $___ million within the Managed Portion(s)

         0.__% (__ basis points) of the next $___ million within the Managed Portion(s)

         0.__% (__ basis points) of all assets above $___ million within the Managed Portion(s)



The fee shall be payable on the Managed Portion's average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.